Cash and Cash Equivalents	12 Months Ended
Dec. 31, 2021
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Cash and Cash Equivalents
NOTE 5. CASH AND CASH EQUIVALENTS

Cash equivalents are held to meet short-term payment commitments, rather than for investment or similar purposes. A financial asset is classified as cash equivalent if it can be readily convertible into a certain amount of cash and its risk of changes in value is immaterial. Accordingly, an investment with original maturity of three months or less is classified as cash equivalent. Equity interests are excluded from cash equivalents.
Cash and cash equivalents break down as follows:

	12.31.21	12.31.20	12.31.19
Net cash and Due from Banks (1)	237,426,843	264,787,060	268,474,449
Argentine Central Bank’s Bills and Notes Maturing up to 90 Days (2)	181,567,431	193,695,729	119,475,780
Reverse repurchase Transactions Debtors (3)	202,522,230	91,835,978	61,640,389
Loans to Financial Institutions (3)	6,582,500	9,811,206	—
Overnight Placements in Foreign Banks (4)	5,615,877	2,508,399	16,181,981
Mutual Funds (5)	4,442,031	4,167,088	10,210,476
Time Deposits (3)	3,804,241	4,991,443	1,004,712

Total Cash and Cash Equivalents	641,961,153	571,796,903	476,987,787

(1)	Net of Cash and Cash Equivalents for spot purchases or sales pending settlement.
(2)	Included within Repurchase transactions.
(3)	Included within Loans and Other Financing.
(4)	Included within Other financial assets.
(5)	Included within Debt Securities at Fair Value through Profit or Loss.
The risk analysis for cash and cash equivalents is presented in Note 45. Related parties information is disclosed in Note 51.